  As filed with the Securities and Exchange Commission on July 15, 1996
                                                  Registration No.
================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                          PerSeptive Biosystems, Inc.
            (Exact name of registrant as specified in its charter)

                     Delaware                                04-2987616
     (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                      Identification No.)

           500 Old Connecticut Path, Framingham, MA               01701
            (Address of Principal Executive Offices)           (Zip Code)

                             ________________________

                                1992 Stock Plan
                           (Full title of the plan)

                             ________________________

                               Noubar B. Afeyan
                            Chief Executive Officer
                          PerSeptive Biosystems, Inc.
               500 Old Connecticut Path, Framingham, MA   01701
                    (Name and address of agent for service)
                                (508) 383-7700
         (Telephone number, including area code, of agent for service)

                             ________________________

                                   Copy to:

                              Rufus C. King, Esq.
                          TESTA, HURWITZ & THIBEAULT
                               High Street Tower
                                125 High Street
                         Boston, Massachusetts  02110
                                 617-248-7000


================================================================================

                        CALCULATION OF REGISTRATION FEE

                                        Proposed      Proposed
                                        maximum       maximum
Title of             Amount             offering      aggregate    Amount of
securities to        to be              price         offering     registration
be registered        registered         per share     price        fee
- -------------        -------------      -----------   ---------    ------------
Common Stock         685,000 shares     $8.50 (1)     $5,822,500   $2,007.76
(Par Value $.01)

================================================================================


     (1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) based on the average of the high and low prices reported on the Nasdaq National Market on July 11, 1996.


================================================================================

     This Registration Statement registers additional securities of the same class as other securities for which Registration Statement No. 33-49642 on Form S-8 as filed with the Securities and Exchange Commission on July 15, 1992, Registration Statement No. 33-80856 on Form S-8 as filed with the Securities Exchange Commission on June 27, 1994 and Registration Statement No. 33-94606 as filed with the Securities and Exchange Commission on July 14, 1995 relating to the PerSeptive Biosystems, Inc. 1992 Stock Plan, as amended, and, in the case of the 1992 Registration Statement, the 1989 Stock Plan, the 1992 Non-Employee Director Stock Option Plan, as amended, and the 1992 Employee Stock Purchase Plan are effective. Pursuant to General Instruction E, the contents of the above-listed Registration Statements are hereby incorporated by reference.


                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.   Exhibits.
          --------

          Exhibit No.         Description of Exhibit
          -----------         ----------------------

             4.1 1992 Stock Plan of the Registrant, as amended on February 8, 1996 (filed as Exhibit 4.1 to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1996 and incorporated herein by reference).

             *5.1             Opinion of Testa, Hurwitz & Thibeault, LLP.

             *23.1            Consent of Coopers & Lybrand L.L.P.

             *23.2            Consent of Price Waterhouse LLP.

             *23.3 Consent of Testa, Hurwitz & Thibeault, LLP (contained in its opinion as Exhibit 5.1).

             *24.1 Power of Attorney (contained in the signature page of this Registration Statement).

             ___________________________

             * Filed herewith

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Framingham and the Commonwealth of Massachusetts, on this 15th day of July, 1996.

                                                  PERSEPTIVE BIOSYSTEMS, INC.


                                                  By: /s/ Noubar B. Afeyan
                                                     ---------------------------
                                                     Noubar B. Afeyan
                                                     Chief Executive Officer


     We, the undersigned officers and directors of PerSeptive Biosystems, Inc. hereby severally constitute and appoint Noubar B. Afeyan, Thomas G. Ruane and Jeffrey R. Moore, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all amendments (including post-effective amendments) to said Registration Statement, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable PerSeptive Biosystems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

     Signature                Capacity                           Date
     ---------                --------                           ----
/s/ Noubar B. Afeyan          Chief Executive                     July 15, 1996
- ----------------------------
Noubar B. Afeyan              Officer (Principal Executive
                              Officer), Director and Chairman
                              of the Board of Directors


/s/ John F. Smith             President and Director              July 15, 1996
- ----------------------------
John F. Smith


/s/ Thomas G. Ruane           Senior Vice President and Chief     July 15, 1996
- ----------------------------
Thomas G. Ruane               Financial Officer
                              (Principal Financial and
                              Accounting Officer)


/s/ Edwin M. Kania, Jr.       Director                            July 15, 1996
- ----------------------------
Edwin M. Kania, Jr.


                              Director                            July __, 1996
____________________________
Daniel I.C. Wang


/s/ William F. Pounds         Director                            July 15, 1996
- ----------------------------
William F. Pounds

                                 EXHIBIT INDEX
                                 -------------



          Exhibit   Description of Exhibit
          -------   ----------------------

           4.1 1992 Stock Plan of the Registrant, as amended on February 8, 1996 (filed as Exhibit 4.1 to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1996 and incorporated herein by reference).

           4.2 1992 Non-Employee Director Stock Option Plan, as amended on March 11, 1996 (filed as Exhibit 4.2 to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1996 and incorporated herein by reference).

           *5.1     Opinion of Testa, Hurwitz & Thibeault, LLP.

           *23.1    Consent of Coopers & Lybrand L.L.P.

           *23.2    Consent of Price Waterhouse LLP.

           *23.3 Consent of Testa, Hurwitz & Thibeault, LLP (contained in its opinion as Exhibit 5.1).

           *24.1 Power of Attorney (contained in the signature page of this Registration Statement).

           _______________________

           * Filed herewith.